Exhibit 10.39

ENGAGEMENT LETTER ADDENDUM

THIS ADDENDUM MODIFIES THE AGREEMENT ENTERED INTO ON OCTOBER 14, 2013, by and between STW Resources Holding Corporation (hereinafter “STW”) and Miranda and Associates, A Professional Accounting Corporation (hereinafter “Miranda & Associates”).  STW and Miranda & Associates are hereinafter collectively referred to as the “Parties.”

May it be known that the undersigned Parties, for good consideration, do hereby agree to make the following additions outlined below.  These additions shall be made valid as if they are included in the original stated contract.

AGREEMENTS:

1. STW acknowledges and accepts the cost overrun totaling $57,740 incurred by Miranda & Associates for the preparation of the Security and Exchange Commission Form 10-Qs.   STW hereby agrees to immediately issue 721,750 common shares of its stock to Robert J. Miranda in full payment of the overrun incurred in preparing the Security and Exchange Commission Form 10-Qs for STW.

2. All services provided by Miranda & Associates shall be on a time and material basis effective November 1, 2013.

3. STW hereby accepts the below listed invoices for services rendered by Miranda & Associates beginning on November 1, 2013 and ending February 20, 2014 totaling $36,700:

a.	Invoice number 71441, dated November 30, 2013, totaling $5,492.50;
b.	Invoice number 71549, dated December 31, 2014, totaling $18,567.50; and
c.	Invoice number 71554, dated February 20, 2014, totaling $12,640.

4. As of March 10, 2013, STW has paid invoice number 71441 in the amount of $5,492.50, leaving an unpaid balance of $31,207.50. STW shall pay this balance as follows:

a.	A payment of $10,402.50 on March 14, 2014;
b.	A payment of $10,402.50 on March 21, 2014; and
c.	A payment of $10,402.50 on March 28, 2014.

5. Miranda & Associates shall bill STW bi-weekly for the fees incurred in closing of STW’s 2013 accounting records, managing the external audit process, and preparing the Securities and Exchange Commission Form 10-K.  All invoices shall be due within 30 days of the date issued.

6. STW shall defend, indemnify, and hold harmless Miranda & Associates, its officers and employees from any and all claims, injuries, damages, losses, judgments, expenses, demands, legal actions, suits, attorney fees, arising out of or in connection with the performance of this Agreement.

The undersigned agree to proceed on the above terms and conditions.

Signature: ___________________________
Title: _______________________________
Date: _______________________________

Signature: ___________________________
Title: _______________________________
Date: _______________________________